Exhibit 99.2 December 2019 HMG Medical Plaza Kingsport, TN SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION FOURTH QUARTER 2019 PHYSICIANS REALTY TRUST NYSE: DOC Gwinnett Physicians Center Lawrenceville, GA

TABLE OF CONTENTS COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 FOURTH QUARTER HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) 8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 FINANCIAL STATISTICS AND COVENANT PERFORMANCE 11 MOB SAME-STORE PORTFOLIO PERFORMANCE AND PORTFOLIO OCCUPANCY 12 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY 13 PORTFOLIO GEOGRAPHIC DISTRIBUTION 14 PORTFOLIO DIVERSIFICATION 15 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 16 CONSOLIDATED BALANCE SHEETS 17 CONSOLIDATED STATEMENTS OF INCOME 18 REPORTING DEFINITIONS 19 2

FORWARD-LOOKING STATEMENTS   Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10- K for the fiscal year ended December 31, 2019.   NON-GAAP FINANCIAL MEASURES This presentation includes Adjusted EBITDAre, EBITDAR, Net Operating Income (or NOI), Cash NOI, MOB Same-Store Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION   The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated February 26, 2020, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov. 3

ABOUT PHYSICIANS REALTY TRUST   Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed healthcare real estate company organized in 2013 to acquire, selectively develop, own, and manage healthcare properties that are leased to physicians, hospitals, and healthcare delivery systems.   We invest in real estate that is integral to providing high quality healthcare services. Our properties typically are on a campus with a hospital or other healthcare facilities or strategically located and affiliated with a hospital or other healthcare facilities.   Our management team has significant public healthcare REIT experience and long established relationships with physicians, hospitals, and healthcare delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders.   We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies, or other subsidiaries. We are the sole general partner of the operating partnership and, as of December 31, 2019, owned approximately 97.1% of the partnership interests in the operating partnership (“OP Units”). Unless otherwise indicated, portfolio statistics include amounts attributable to the Company's pro-rata share of unconsolidated joint venture assets and exclude the Company's corporate office building. COMPANY SNAPSHOT As of December 31, 2019 Gross real estate investments (thousands) $ 4,766,791 Total healthcare properties 266 % Leased 95.9% Total portfolio gross leasable area (sq. ft.) 14,117,386 % of GLA on-campus / affiliated 89% Average remaining lease term for all buildings (years) 7.3 Cash and cash equivalents (thousands) $ 2,355 Consolidated debt to firm value 30.6% Weighted average interest rate per annum on consolidated debt 3.6% Equity market cap (thousands) $ 3,598,134 Quarterly dividend $ 0.23 Quarter end stock price $ 18.94 Dividend yield 4.86% Common shares outstanding 189,975,396 OP Units outstanding and not owned by DOC 5,666,109 Consolidated firm value (thousands) $ 5,380,828 4

PHYSICIANS REALTY TRUST

DOC
LISTED
NYSE

ABOUT PHYSICIANS REALTY TRUST (CONTINUED)

BOARD OF TRUSTEES

Tommy G. Thompson
Chairman

John T. Thomas
President
Chief Executive Officer

Stanton D. Anderson
Compensation Committee Chair

Mark A. Baumgartner
Audit Committee Chair

Albert C. Black
Nominating and Corporate Governance Committee Chair

William A. Ebinger, M.D.
Trustee

Pamela J. Kessler
Trustee

Richard A. Weiss
Finance and Investment Committee Chair

MANAGEMENT TEAM

John T. Thomas
President
Chief Executive Officer

Jeffrey N. Theiler
Executive Vice President
Chief Financial Officer

D. Deeni Taylor
Executive Vice President
Chief Investment Officer

Mark D. Theine
Executive Vice President
Asset & Investment Management

John W. Lucey
Chief Accounting and Administrative Officer

Daniel M. Klein
Senior Vice President
Deputy Chief Investment Officer

Bradley D. Page
Senior Vice President
General Counsel

Laurie P. Becker
Senior Vice President
Controller

LOCATION AND CONTACT INFORMATION

Corporate Headquarters
309 N. Water Street, Suite 500
Milwaukee, WI 53202
(414) 367-5600

Independent Registered Public Accounting Firm
Ernst & Young
Chicago, IL 60606
(312) 879-2000

Corporate and REIT Tax Counsel
Baker & McKenzie LLP
Richard Lipton, Partner
Chicago, IL 60601
(312) 861-8000

COVERING ANALYSTS

C. Kucera - B. Riley
J. Dennerlein - Bank of America Merrill Lynch
C. Siversky - Berenberg Capital Markets LLC
J. Kim - BMO Capital Markets Corp.
M. Gorman - BTIG
D. Bernstein - Capital One Securities
N. Joseph - Citi
M. Ross - Compass Point
J. Sadler - Keybanc Capital Markets Inc.
V. Malhotra - Morgan Stanley
J. Hughes - Raymond James Financial Inc.
M. Carroll - RBC Capital Markets LLC
D. Babin - Robert W. Baird & Co.
C. Vanacore - Stifel
M. Lewis - SunTrust Robinson Humphrey

The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us.

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FOURTH QUARTER 2019 HIGHLIGHTS

OPERATING HIGHLIGHTS

- Fourth quarter 2019 total revenue of $107.4 million, an increase of 2% compared to the prior year period
- Fourth quarter 2019 rental revenue of $79.1 million, an increase of 2% compared to the prior year period
- Generated quarterly net income per share of $0.22 on a fully diluted basis
- Generated quarterly normalized funds from operations (Normalized FFO) of $0.27 per share and OP unit on a fully diluted basis
- Fourth quarter MOB Same-Store Cash Net Operating Income (Cash NOI) growth of 2.5% year-over-year
- Declared quarterly dividend of $0.23 per share for the fourth quarter
- 95.9% of portfolio square footage leased as of December 31, 2019

COMPANY ANNOUNCEMENTS

- October 3, 2019: Provided an update regarding the Company's three LTACH facilities subject to a master lease to LifeCare Holdings, LLC. The Company's in-place master lease was assumed without modification by the newly formed LifeCare 2.0, LLC, including an agreement to pay, in 12 monthly installments, approximately $1.1 million representing past due rent, real estate taxes, late charges, interest owed under the master lease, and legal fees.
- December 20, 2019: Announced that our Board of Trustees authorized and declared a cash distribution of $0.23 per common share and OP Unit for the quarterly period ended December 31, 2019. The distribution was paid on January 17, 2020 to common shareholders and OP Unit holders of record as of the close of business on January 3, 2020.

FOURTH QUARTER INVESTMENT HIGHLIGHTS

- ProHealth MOB, Manchester, CT
- Fort Worth MOB Loan, Fort Worth, TX
- Foundation El Paso Surgical Hospital Sale, El Paso, TX
- MedCore Realty Eden Hill, LLC - 49% membership interest, Dover, DE
- PMAK MOB REIT, LLC - 12.3% membership interest
- Murdock Surgery Center, Port Charlotte, FL

SUBSEQUENT EVENTS

- Payoff of Peachtree Parking Deck mortgage
- Payoff of St. Vincent Fishers Medical Center mortgage


HealthEast

Hazelwood Medical Commons
Maplewood, MN


St. Clare Medical Pavilion

St. Clare Medical Pavilion
Lakewood, WA

6

FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) INCOME Three Months Ended December 31, 2019 September 30, 2019 Revenues $ 107,417 $ 107,593 Net income 42,751 15,619 NOI 77,877 76,120 Annualized Adjusted EBITDAre 284,508 285,360 Net income available to common shareholders per common share $ 0.22 $ 0.08 Normalized FFO 52,035 51,215 Normalized FFO per common share and OP Unit $ 0.27 $ 0.27 Normalized FAD 46,424 47,692 CAPITALIZATION As of ASSETS December 31, 2019 September 30, 2019 Gross Real Estate Investments (including gross lease intangibles) 4,766,791 4,545,226 Total Assets 4,346,581 4,247,697 DEBT AND EQUITY Consolidated Debt (1) 1,647,478 1,577,940 Total Equity 2,480,984 2,463,651 Equity Market Capitalization 3,598,134 3,343,042 Consolidated Firm Value 5,380,828 5,062,463 Consolidated Debt / Total Firm Value 30.6% 31.2% (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. Portfolio Growth Since IPO $5,000,000 4,766,791 16,000,000 $4,500,000 14,000,000 s t $4,000,000 n e 12,000,000 m t $3,500,000 s e v 10,000,000 F n $3,000,000 I S e n t i a t $2,500,000 8,000,000 s A E L l G a $2,000,000 e 6,000,000 R s $1,500,000 s o 4,000,000 r G $1,000,000 $500,000 2,000,000 $123,998 $0 0 IP Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q O 3- 4- 1- 2- 3- 4- 1- 2- 3- 4- 1- 2- 3- 4- 1- 2- 3- 4- 1- 2- 3- 4- 1- 2- 3- 4- 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 13 13 14 14 14 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 18 18 19 19 19 19 Gross Real Estate Assets Gross Real Estate Investments/Quarter Total Healthcare Property GLA 7

RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended Year Ended December 31, 2019 December 31, 2019 Net income $ 42,751 $ 77,186 Net income attributable to NCI - partially owned properties (138) (548) Preferred distributions (317) (1,209) Depreciation and amortization expense 36,996 146,072 Depreciation and amortization expense - partially owned properties (69) (282) Gain on the sale of investment properties (27,867) (31,309) Proportionate share of unconsolidated joint venture adjustments 715 715 FFO applicable to common shares and OP Units $ 52,071 $ 190,625 Net change in fair value of derivative 1 1 Net change in fair value of contingent consideration (37) (37) Normalized FFO applicable to common shares and OP Units $ 52,035 $ 190,589 Net income available to common shareholders per common share and OP Unit $ 0.22 $ 0.39 FFO per common share and OP Unit $ 0.27 $ 0.99 Normalized FFO per common share and OP Unit $ 0.27 $ 0.99 Normalized FFO applicable to common shares and OP Units $ 52,035 $ 190,589 (1) Includes our share of FAD capital expenditures and other non-cash items from unconsolidated joint ventures. Non-cash share compensation expense 2,254 10,115 Straight-line rent adjustments (3,405) (9,986) Amortization of acquired above/below market leases/assumed debt 910 3,485 Amortization of lease inducements 296 1,312 Amortization of deferred financing costs 610 2,416 TI/LC and recurring capital expenditures (6,240) (19,544) Proportionate share of unconsolidated joint venture adjustments (36) (36) Normalized FAD applicable to common shares and OP Units $ 46,424 $ 178,351 Weighted average number of common shares and OP Units outstanding 194,961,039 191,626,320 8

RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre (Unaudited and in thousands) Three Months Ended Year Ended NET OPERATING INCOME December 31, 2019 December 31, 2019 Net income $ 42,751 $ 77,186 General and administrative 8,341 33,099 Depreciation and amortization expense 37,088 146,436 Interest expense 16,515 65,022 Net change in fair value of derivative 1 1 Gain on the sale of investment properties (27,867) (31,309) Proportionate share of unconsolidated joint venture adjustments 1,048 1,048 NOI $ 77,877 $ 291,483 NOI $ 77,877 $ 291,483 Straight-line rent adjustments (3,405) (9,986) Amortization of acquired above/below market leases/assumed debt 925 3,547 Amortization of lease inducements 296 1,312 Net change in fair value of contingent consideration (37) (37) Proportionate share of unconsolidated joint venture adjustments (36) (36) Cash NOI $ 75,620 $ 286,283 Three Months Ended ADJUSTED EBITDAre December 31, 2019 Net income $ 42,751 Depreciation and amortization expense 37,088 Interest expense 16,515 Gain on the sale of investment properties (27,867) Proportionate share of unconsolidated joint venture adjustments 1,048 EBITDAre $ 69,535 Non-cash share compensation expense 2,254 Net non-cash changes in fair value (36) Proforma adjustments for investment activity (626) Adjusted EBITDAre $ 71,127 Adjusted EBITDAre Annualized (1) $ 284,508 (1) Amounts are annualized and actual full year results may differ significantly from the annualized amounts shown. 9

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MARKET CAPITALIZATION AND DEBT SUMMARY

(Unaudited and in thousands, except share and per share data)

MARKET CAPITALIZATION

		December 31, 2019
Unsecured credit facility debt	$	589,000
Unsecured notes		975,000
Mortgage debt		83,478
Consolidated Debt [(1)]		**1,647,478**
Pro-rata share of unconsolidated joint venture debt		97,071
Enterprise debt	**$**	**1,744,549**
Redeemable equity	**$**	**27,900**
Share price	$	18.94
Total common shares outstanding		189,975,396
Total OP Units outstanding		5,666,109
Implied equity market capitalization	**$**	**3,705,450**
Consolidated Firm Value (Debt + Pref. + Equity)	**$**	**5,380,828**
Consolidated Debt/Gross Assets		33.7%
Consolidated Debt/Total Firm Value		30.6%


Debt is 31% of Firm Value
Debt
Equity

ENTERPRISE DEBT SUMMARY [(1)]

		Balance as of December 31, 2019	Interest Rate	Maturity Date
Revolving Credit Facility Debt	$	339,000	2.9%	9/18/2022
Credit Facility Term Debt		250,000	2.3%	6/10/2023
Senior Unsecured Notes				
January '16 - Series A		15,000	4.0%	1/7/2023
January '16 - Series B		45,000	4.4%	1/7/2026
January '16 - Series C		45,000	4.6%	1/7/2028
January '16 - Series D		45,000	4.7%	1/7/2031
August '16 - Series A		25,000	4.1%	8/11/2025
August '16 - Series B		25,000	4.2%	8/11/2026
August '16 - Series C		25,000	4.2%	8/11/2027
March '17		400,000	4.3%	3/15/2027
December '17		350,000	4.0%	1/15/2028
Pro-Rata Share Of Unconsolidated Joint Venture Debt		97,071	3.2%	Various
Mortgage Debt, Maturing [(2)]:				
2020		23,500	3.6%	
2021		6,691	4.7%	
2022		21,529	5.0%	
Thereafter		31,758	4.6%	
	$	**1,744,549**	**3.4%**	

(1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs.
(2) Weighted average maturity of Mortgage Debt is 3.0 years.


Enterprise Debt Repayment Schedule as of December 31, 2019
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$25,478
$8,296
$359,825
$266,008
$41,334
$25,476
$79,882
$938,250
2020
2021
2022
2023
2024
2025
2026
Thereafter

10

LEVERAGE STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) Quarter Ended CONSOLIDATED LEVERAGE STATISTICS December 31, 2019 Consolidated debt $ 1,647,478 Net consolidated debt (less cash) 1,645,123 Adjusted EBITDAre $ 71,127 Less: Amounts attributable to Unconsolidated Joint Ventures (2,355) Consolidated Adjusted EBITDAre $ 68,772 Consolidated Adjusted EBITDAre (annualized)* $ 275,088 Net Consolidated Debt / Consolidated Adjusted EBITDAre Ratio 5.98x Consolidated Adjusted EBITDAre $ 68,772 Cash interest expense 15,921 Interest Coverage Ratio 4.32x Consolidated interest expense $ 16,515 Capitalized interest 137 Secured debt principal amortization 462 Total fixed charges $ 17,114 Consolidated Adjusted EBITDAre 68,772 Consolidated Adjusted EBITDAre / Fixed Charge Coverage Ratio 4.02x Implied equity market cap $ 3,705,450 Redeemable equity 27,900 Consolidated debt 1,647,478 Consolidated Firm Value $ 5,380,828 Net consolidated debt $ 1,645,123 Gross assets 4,887,509 Net Consolidated Debt / Gross Assets 33.7% Net Consolidated Debt / Consolidated Firm Value 30.6% Weighted average common shares 188,767,069 Weighted average OP Units not owned by DOC 5,665,645 Dilutive effect of unvested restricted common shares and share units 528,325 Weighted Average Common Shares and OP Units - Diluted 194,961,039 Quarter Ended ENTERPRISE LEVERAGE STATISTICS December 31, 2019 Enterprise debt $ 1,744,549 Net enterprise debt (less cash) 1,742,194 Adjusted EBITDAre (annualized)* 284,508 Net Enterprise Debt / Adjusted EBITDAre Ratio 6.12x COVENANT PERFORMANCE Required December 31, 2019 Total Leverage Ratio ≤ 60.0% 35.9% Total Secured Leverage Ratio ≤ 40.0% 1.8% Maintenance of Unencumbered Assets ≥ 1.5x 2.8x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 3.9x * Amounts are annualized and actual results may differ significantly from the annualized amounts shown 11

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MOB SAME-STORE PORTFOLIO PERFORMANCE AND PORTFOLIO OCCUPANCY

(Unaudited and in thousands, except property count and sq. ft. data.)

MOB SAME-STORE PORTFOLIO ANALYSIS

	Portfolio Quarter Ended December 31, 2019	MOB Same-Store Quarter Ended December 31, 2019
Number of healthcare properties (1)	266	238
Gross leasable area (1)	14,117,386	12,723,326
Cash NOI	$ 75,620	$ 63,736
% Leased (1)	95.9%	95.3%


MOB Same-Store Cash NOI, 84.3%
Other Cash NOI, 15.7%

MOB SAME-STORE PORTFOLIO PERFORMANCE

	Year-Over-Year Comparison			Sequential Comparison		
	Q4'19	Q4'18	Change	Q4'19	Q3'19	Change
Number of MOBs	238	238	—	238	238	—
Gross leasable area	12,723,326	12,723,326	—	12,723,326	12,723,326	—
% Leased	95.3%	95.6%	-30 bps	95.3%	95.6%	-30 bps
Rental revenues	$ 92,500	$ 92,965	(0.5)%	$ 92,500	$ 94,506	(2.1)%
Lease termination fees	(102)	(50)	+104.0%	(102)	(185)	(44.9)%
Operating expenses	(28,662)	(30,758)	(6.8)%	(28,662)	(30,521)	(6.1)%
MOB Same-Store Cash NOI	**$ 63,736**	**$ 62,157**	**+2.5%**	**$ 63,736**	**$ 63,800**	**(0.1)%**
Cash NOI	**$ 75,620**	**$ 69,937**		**$ 75,620**	**$ 73,624**	
Cash NOI from:						
Assets not held for all periods	(5,188)	(1,816)		(5,188)	(1,859)	
Repositioning assets	—	—		—	—	
LTACH & Hospital Cash NOI	(3,697)	(4,169)		(3,697)	(5,922)	
Lease termination fees	(102)	(50)		(102)	(185)	
Interest income and other	(2,897)	(1,745)		(2,897)	(1,858)	
MOB Same-Store Cash NOI	**$ 63,736**	**$ 62,157**		**$ 63,736**	**$ 63,800**	

PORTFOLIO OCCUPANCY

	Quarter Ended December 31, 2019	Percentage of Total GLA December 31, 2019
Total GLA		
Total square feet beginning of quarter	13,873,876	98.3 %
Acquired GLA (1)	477,056	3.4 %
Disposed GLA	(233,546)	(1.7)%
Total square feet end of quarter	14,117,386	100.0 %
Leased GLA		
Leased GLA beginning of quarter	13,323,699	94.4 %
Expirations	(387,924)	(2.7)%
Renewals	320,389	2.3 %
Retention Rate	*83%*	
New leases commencing in quarter	66,608	0.5 %
Net absorption / (vacancy loss)	(927)	— %
Net leased GLA disposed	209,363	1.5 %
Leased GLA end of quarter	13,532,135	95.9 %

(1) Includes remeasurements of existing properties totaling 3,435 square feet.

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INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY

(Unaudited and in thousands, except sq. ft. data)

QUARTERLY INVESTMENTS

Investment		Location	Acquisition Date	First Year Cash Yield		% Leased	Purchase Price	GLA
ProHealth MOB		Manchester, CT	10/15/2019	6.1%		100.0%	$ 11,300	28,925
MedCore Realty Eden Hill Joint Venture	(1)	Dover, DE	10/31/2019	5.8%		94.3%	26,585	68,700
PMAK Joint Venture	(2)	Various	11/22/2019	5.7%	(3)	90.8%	135,406	353,431
Murdock Surgery Center		Port Charlotte, FL	12/2/2019	6.0%		100.0%	11,666	22,565
Loan Investments		Various	Various	6.8%		—	84,173	—
Construction Loan Draws		Various	Various	5.0%		—	5,171	—
Total / Weighted Average				**6.1%**		**92.4%**	**$ 274,301**	**473,621**

(1) The Company purchased a 49% membership interest in this joint venture. The Company's investment includes a $8.9 million equity contribution and a $17.6 million pro-rata share of joint venture debt.

(2) The Company purchased a 12.3% membership interest in this joint venture by contributing 2 properties valued at $39.0 million and paid additional consideration of $17.0 million. In addition to the Company's $56.0 million equity investment, the pro-rata share of unconsolidated joint venture debt is $79.4 million. The newly formed JV owns 59 assets, representing 2.9 million square feet at an aggregate valuation of $1.1 billion.

(3) The Company's reported first year cash yield include fees generated from the performance of property management services on behalf of the joint venture.

QUARTERLY DISPOSITIONS

Property		Location	Date	Proceeds	GLA	Gain on Sale
Foundation El Paso Surgical Hospital	(1)	El Paso, TX	10/31/2019	$ 32,000	77,000	$ 5,020
St. Vincent POB - 2 and 3	(2)	Birmingham, AL	11/22/2019	39,000	156,546	22,854
Total				**$ 71,000**	**233,546**	**$ 27,874**

(1) In conjunction with the disposition of the Foundation El Paso Surgical Hospital, the Company provided financing to the buyer for approximately $27.6 million in the form of a two-year term loan. The loan bears interest at a rate of 8.0% per year for the first thirteen months and increases to 10.0% per year thereafter through maturity. In addition, the term loan includes origination and exit fees, resulting in an aggregate rate of return of approximately 12%.

(2) Represents the 2 properties contributed to the PMAK Joint Venture.

CONSTRUCTION LOAN SUMMARY

Construction Loans		Location	Estimated Date of Completion	Interest Rate	Quarterly Fundings	Amount Drawn to Date	Total Commitment	Purchase Option Cap Rate
Sacred Heart ASC		Pensacola, FL	3Q20	4.8%	$ 3,464	$ 8,982	$ 28,814	6.3%
Cambridge Denton	(1)	Denton, TX	2Q20	5.5%	1,707	10,243	15,500	6.0%
Total					**$ 5,171**	**$ 19,225**	**$ 44,314**	

(1) The Company's construction loan bears interest at a rate of 5.50% during construction and 6.25% following substantial completion. The Company's fixed purchase option is executable twelve months following the completion of construction.

13

PORTFOLIO GEOGRAPHIC DISTRIBUTION (As of December 31, 2019) TOP TEN STATES BY GLA Texas, 14% State GLA Texas 1,927,329 Other, 30% Indiana 1,106,546 Indiana, 8% Georgia 1,071,873 Nebraska 982,738 Kentucky 979,376 Minnesota 810,301 Georgia, 8% Arizona 759,192 Tennessee 724,758 New York, 5% Nebraska, 7% Ohio 650,319 New York 634,583 Ohio, 5% Kentucky, 7% Other 4,470,371 Tennessee, 5% Minnesota, 6% Total 14,117,386 Arizona, 5% 14

PHYSICIANS REALTY TRUST

DOC LISTED NYSE

PORTFOLIO DIVERSIFICATION
(As of December 31, 2019)

	# of Properties	GLA	% of Total	% Leased	Coverage Ratio[1]
Single-tenant MOBs	119	5,053,610	35.8%	99.7%	N/A
Multi-tenant MOBs	131	8,017,334	56.8%	93.4%	N/A
Specialty Hospitals	5	313,959	2.2%	100.0%	4.5x
LTACHs	3	310,352	2.2%	100.0%	N/A[2]
Unconsolidated Joint Venture Assets	8	422,131	3.0%	91.4%	N/A
Total	266	14,117,386	100.0%	95.9%	

(1) Adjusted for the exclusion of the Company's El Paso Specialty Hospital and one facility previously affiliated with Foundation Healthcare.

(2) On September 30, 2019, LifeCare 2.0, LLC, a newly formed affiliate of LeBlanc Healthcare, closed its purchase of the operations of each of the Company's LTACH facilities from LifeCare Holdings LLC, assuming the in-place master lease without change. The Company intends to resume the reporting of LTACH coverage upon the establishment of four quarters of operations by LifeCare 2.0, as LifeCare 2.0, LLC started operations on October 1, 2019.

THREE MONTHS ENDED DECEMBER 31, 2019

Campus Proximity (Based on Cash NOI)


On-Campus / Affiliated, 88%
Off-Campus, 12%

Lease Type (Based on Annualized Base Revenue)


NNN, 80%
Absolute Net, 13%
Gross, 1%
Modified Gross, 6%

Building Type (Based on Cash NOI)


Specialty Hospital, 5%
LTACH, 1%
MOB, 94%

Consolidated Section 603 Asset Mix (Based on Annualized Base Revenue)


603 Assets, 17%
Non-603 Assets, 83%

15

PHYSICIANS REALTY TRUST

DOC LISTED NYSE

CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE
(As of December 31, 2019, $ in thousands)

INVESTMENT GRADE TENANCY (1)

Relationship	Credit Rating (Moody's / S&P)	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
CommonSpirit Health	Baa1/BBB+	2,771,989	21.1%	$ 48,878	16.7%
University of Louisville	Baa1/A+	596,021	4.5%	11,859	4.0%
Ascension Health	Aa2/AA+	499,658	3.8%	11,050	3.8%
McKesson Corporation	Baa2/BBB+	285,362	2.2%	7,563	2.6%
Baylor Scott and White Health	Aa3/AA-	268,639	2.0%	7,770	2.6%
HonorHealth	A2/NA	243,500	1.9%	6,032	2.1%
Other Investment Grade Relationships		2,387,285	18.1%	55,573	18.9%
Total		**7,052,454**	**53.6%**	**$ 148,725**	**50.7%**

TOP 10 TENANTS BY ABR

Tenant		Weighted Avg. Remaining Lease Term	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
CommonSpirit - CHI - Nebraska		6.9	899,129	6.8%	$ 16,809	5.7%
Northside Hospital		8.9	612,439	4.7%	13,576	4.6%
UofL Health - Louisville, Inc.	(2)	6.3	596,021	4.5%	11,859	4.0%
Baylor Scott and White Health		6.0	268,639	2.0%	7,770	2.6%
US Oncology		5.6	285,362	2.2%	7,563	2.6%
Ascension - St. Vincent's - Indianapolis		7.3	357,110	2.7%	7,437	2.5%
CommonSpirit - CHI - St. Alexius (ND)		6.6	362,284	2.8%	6,551	2.2%
HonorHealth		10.1	243,500	1.9%	6,032	2.1%
Great Falls Clinic		15.6	185,085	1.4%	5,421	1.9%
CommonSpirit - CHI - Franciscan		6.4	280,907	2.1%	5,146	1.8%
Total / Weighted Average		**7.5**	**4,090,476**	**31.1%**	**$ 88,164**	**30.0%**

LEASE EXPIRATION SCHEDULE

Expiration Year	Expiring Leases	Expiring Lease GLA	% of Total GLA	Expiring Lease ABR	% of Total ABR	Average Rent per SF
2020	103	327,999	2.4%	$ 6,991	2.4%	$21.31
2021	145	560,762	4.1%	12,206	4.2%	21.77
2022	111	615,052	4.5%	14,608	5.0%	23.75
2023	111	592,822	4.3%	13,785	4.7%	23.25
2024	98	827,496	6.0%	18,402	6.3%	22.24
2025	149	1,043,501	7.6%	24,384	8.3%	23.37
2026	123	3,417,652	25.0%	71,064	24.2%	20.79
2027	74	1,253,220	9.2%	26,740	9.1%	21.34
2028	63	1,307,598	9.5%	29,224	10.0%	22.35
2029	34	580,833	4.2%	15,146	5.2%	26.08
Thereafter	73	2,534,467	18.6%	59,469	20.0%	23.46
MTM(3)	41	85,106	0.6%	1,519	0.6%	17.84
Vacant		548,747	4.0%			
Total / W.A.	**1,125**	**13,695,255**	**100.0%**	**$ 293,538**	**100.0%**	**$22.33**

(1) Represents direct leases to investment grade entities and their subsidiaries. Parent rating used where direct tenant is not rated.
(2) CommonSpirit-CHI-KentuckyOne leases were assumed by the University of Louisville Health, and guaranteed by the University Medical Center, Inc. dba University of Louisville Hospital, when the transaction closed on November 1, 2019. The remainder of the CommonSpirit-CHI-KentuckyOne leases are for space leased from the Company in medical office facilities located in the Lexington, Kentucky market and not included in the sale to UofL Health. The CommonSpirit-CHI-KentuckyOne Lexington, Kentucky leases represent approximately 0.7% of Total ABR as of December 31, 2019.
(3) Includes 9 leases that expire December 31, 2019, representing $0.7 million of total ABR.

16

CONSOLIDATED BALANCE SHEETS (In thousands, except share data) December 31, December 31, 2019 2018 ASSETS Investment properties: Land and improvements $ 225,540 $ 211,253 Building and improvements 3,700,009 3,623,962 Tenant improvements 53,931 36,497 Acquired lease intangibles 390,450 452,384 4,369,930 4,324,096 Accumulated depreciation (540,928) (411,052) Net real estate property 3,829,002 3,913,044 Right-of-use lease assets, net 127,933 — Real estate loans receivable 178,240 55,659 Investment in unconsolidated entities 66,137 1,330 Net real estate investments 4,201,312 3,970,033 Cash and cash equivalents 2,355 19,161 Tenant receivables, net 7,972 8,881 Other assets 134,942 144,759 Total assets $ 4,346,581 $ 4,142,834 LIABILITIES AND EQUITY Liabilities: Credit facility $ 583,323 $ 457,388 Notes payable 967,789 966,961 Mortgage debt 83,341 108,504 Accounts payable 6,348 3,886 Distributions and distributions payable 46,272 43,821 Accrued expenses and other liabilities 81,238 76,282 Lease liabilities 63,290 — Acquired lease intangibles, net 6,096 13,585 Total liabilities 1,837,697 1,670,427 Redeemable noncontrolling interest - Series A Preferred Units and partially owned properties 27,900 24,747 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 189,975,396 and 182,416,007 common shares issued and outstanding as of December 31, 2019 and December 31, 2018, respectively 1,900 1,824 Additional paid-in capital 2,931,921 2,791,555 Accumulated deficit (529,194) (428,307) Accumulated other comprehensive income 4,321 14,433 Total shareholders’ equity 2,408,948 2,379,505 Noncontrolling interests: Operating Partnership 71,697 67,477 Partially owned properties 339 678 Total noncontrolling interests 72,036 68,155 Total equity 2,480,984 2,447,660 Total liabilities and equity $ 4,346,581 $ 4,142,834 17

CONSOLIDATED STATEMENTS OF INCOME (In thousands, except share and per share data) Three Months Ended Year Ended December 31, December 31, 2019 2018 2019 2018 Revenues: Rental revenues $ 79,058 $ 77,266 $ 303,264 $ 313,006 Expense recoveries 24,607 25,764 101,115 97,989 Interest income on real estate loans and other 3,752 2,281 10,902 11,556 Total revenues 107,417 105,311 415,281 422,551 Expenses: Interest expense 16,515 16,209 65,022 66,183 General and administrative 8,341 6,660 33,099 28,816 Operating expenses 30,471 31,950 124,819 122,620 Depreciation and amortization 37,088 39,365 146,436 158,389 Total expenses 92,415 94,184 369,376 376,008 Income before equity in income of unconsolidated entities and gain on sale of investment properties, net: 15,002 11,127 45,905 46,543 Equity in (loss) income of unconsolidated entities (118) 29 (28) 114 Gain on sale of investment properties, net 27,867 — 31,309 11,664 Net income 42,751 11,156 77,186 58,321 Net income attributable to noncontrolling interests: Operating Partnership (1,216) (276) (2,155) (1,576) Partially owned properties (138) (141) (548) (515) Net income attributable to controlling interest 41,397 10,739 74,483 56,230 Preferred distributions (317) (285) (1,209) (1,340) Net income attributable to common shareholders $ 41,080 $ 10,454 $ 73,274 $ 54,890 Net income per share: Basic $ 0.22 $ 0.06 $ 0.39 $ 0.30 Diluted $ 0.22 $ 0.06 $ 0.39 $ 0.30 Weighted average common shares: Basic 188,767,069 182,361,904 185,770,251 182,064,064 Diluted 194,961,039 187,847,406 191,626,320 187,526,762 Dividends and distributions declared per common share and OP Unit $ 0.23 $ 0.23 $ 0.92 $ 0.92 18

REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (Adjusted EBITDAre): We define Adjusted EBITDAre as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), plus acquisition-related expenses, non-cash compensation, other non-recurring items, and pro forma impact of investment activity. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying reported base rent for December 2019 by 12 (but excluding the impact of concessions and straight-line rent). Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items, including our share of all required adjustments from unconsolidated joint ventures. Other non-cash and normalizing items include items such as the amortization of lease inducements, and payment received from a seller master lease. We believe that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, we believe that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, our use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Coverage Ratio: Reflects the ratio of full-year EBITDAR to rent of indicated properties. Coverage ratios are calculated one quarter in arrears, beginning the first full quarter after acquisition, for all properties the company has owned for fifteen months. Management fee is standardized to 4% of revenues for LTACHs. Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (EBITDAre): In 2017, Nareit issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by Nareit. Nareit defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation includes our share of required adjustments from our unconsolidated joint ventures, and may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with Nareit definition or that interpret the Nareit definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. Hospital Campus: We define a hospital campus to be the physical area immediately adjacent to a hospital institution's main buildings, including other areas and structures that are located within 250 yards of the main buildings. 19

REPORTING DEFINITIONS (continued) LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. MOB Same-Store Cash Net Operating Income (NOI): MOB Same-Store Cash NOI is a non-GAAP financial measure which excludes from Cash NOI assets not held for the entire preceding five quarters, non-MOB assets, lease termination fees, and other normalizing items not specifically related to the same-store property portfolio. Management considers MOB Same-Store Cash NOI a supplemental measure because it allows investors, analysts, and Company management to measure unlevered property-level operating results. Our use of the term MOB Same-Store Cash NOI may not be comparable to that of other real estate companies, as such other companies may have different methodologies for computing this amount. MOB Same-Store Portfolio: The MOB same-store portfolio consists of medical office properties held by the Company for the entire preceding five quarters. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, acquisition-related expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties, including our share of all required adjustments from our unconsolidated joint ventures. We believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): We define Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above or below market leases and assumed debt, amortization of deferred financing costs, amortization of lease inducements, and recurring capital expenditures related to tenant improvements and leasing commissions, and includes cash payments from seller master leases and rent abatement payments, including our share of all required adjustments from unconsolidated joint ventures. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although the Company’s computation of Normalized FAD may not be comparable to that of other REITs, the Company believes Normalized FAD provides a meaningful supplemental measure of its performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of the Company’s financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acquisition expenses, acceleration of deferred financing costs, write off contingent consideration and other normalizing items. However, our On-Campus / Adjacent: On-campus refers to a property that is located within 250 yards of use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. a hospital campus. Adjacent refers to a property that is located within a quarter mile of a Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance hospital campus. or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: Refers to a property that is either located within a quarter mile of a hospital campus or is located more than a quarter mile from a hospital campus but is affiliated with a health system. Section 603 Assets: For the purposes of this Supplemental Information, "603 Asset" is defined to be our estimate of Annualized Base Revenue (ABR) as a percentage of all our ABR, derived from leases to hospitals for hospital outpatient department space located in an off-campus medical office building at least 250 yards from the hospital's main campus inpatient location, and that was billing Medicare for outpatient department services provided in that off-campus location as of November 2, 2015. ABR that is "not-603" for the purposes of this Supplemental Information could and would include ABR from space leased to a hospital outpatient department services provided in leased space within the 250 yard requirement for on-campus locations or in buildings that are more than 250 yards from the hospital service provider's main campus, but the hospital did not start billing for that service in the location until after November 2, 2015. 20 djac